UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01. Other Events.

On August 8, 2025, TDAC Partners LLC (“Sponsor”) agreed to loan to Translational Development Acquisition Corp. (the “Company”) up to an aggregate of $2,000,000 for working capital purposes. The loan is evidenced by a promissory note (the “Note”) which is non-interest bearing and repayable on the earlier of (i) the date by which the Company has to complete a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities to the Company’s Amended and Restated Memorandum of Association (as it may be amended from time to time) (a “Business Combination”), and (ii) the effective date of a Business Combination (such earlier date of (i) and (ii), the “Maturity Date”).

If the Company does not consummate a Business Combination, the Note will not be repaid and all amounts owed under the Note will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering (the “Trust Account”). The issuance of the Note was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Note is qualified in its entirety by reference to the text of the Note, which is filed as an exhibit hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

10.1	Promissory Note, dated August 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

By:	/s/ Michael B. Hoffman
Name:	Michael B. Hoffman
Title:	Chief Executive Officer